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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ramco-Gershenson Properties Trust ("the Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis Gershenson, Chief Executive Officer of the Company and I, Richard J. Smith, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and result of operations of the Company.


/s/ Dennis Gershenson
/s/ Richard J. Smith



Dennis Gershenson
Chief Executive Officer
August 2, 2002



Richard J. Smith
Chief Financial Officer
August 2, 2002